                                                                   Exhibit 10.22

                        SEPARATION AGREEMENT AND RELEASE

     This Separation Agreement and Release ("Agreement") is made by and between New Focus, Inc. (the "Company") and Kenneth E. Westrick ("Employee").

     WHEREAS, Employee was employed by the Company as its President and Chief Executive Officer, and was a member of the Company's Board of Directors and served as an officer and as a member of the boards of other companies owned or controlled by the Company;

     WHEREAS, Employee resigned his positions as President and Chief Executive Officer effective October 10, 2001, and agreed to assume the position of Director - Special Projects, a position without policy making or supervisory authority, through December 31, 2001 (last day of employment referenced as the "Termination Date");

     WHEREAS, Employee resigned the positions he held with the other companies owned or controlled by the Company effective October 10, 2001;

     WHEREAS, Employee has decided to resign as a member of the Company's Board of Directors and as a member of the boards of the other companies owned or controlled by the Company;

     WHEREAS, Employee signed the New Focus, Inc. Proprietary Information Agreement with the Company on December 2, 1997 (the "Proprietary Information Agreement");

     WHEREAS, Employee signed the New Focus, Inc. Indemnification Agreement on October 1, 2001 (the "Indemnification Agreement");

     WHEREAS, Employee signed two (2) full recourse promissory notes with the Company in the amounts of $5,875,000 on July 12, 2001 (together with the Deed of Trust and Assignment of Rents and all exhibits thereto referenced as "Loan No. 1") and $2,125,000 on July 12, 2001 (Loan and Security Agreement and all exhibits thereto referenced as "Loan No. 2");

     WHEREAS, Employee was granted an option to purchase 2,000,000 shares of the Company's common stock (as adjusted for stock splits) on September 30, 1997 ("Option No. 1") pursuant to the New Focus, Inc. Nonstatutory Stock Option Agreement dated September 30, 1997 and amended on January 12, 2000 (the "January 12, 2000 Stock Option Agreement") and subject to the terms and conditions thereof and of the 1990 Incentive Stock Option Plan (as amended May 4, 1998) and/or the 1999 Stock Option Plan (jointly referred to as the "Stock Option Plan");

     WHEREAS, Employee exercised Option No. 1 to purchase 2,000,000 shares of the Company's common stock on January 12, 2000 subject to the terms and conditions of the Stock Option Plan, of which 1,133,333 shares were unvested and also subject to the terms and conditions of that certain Restricted Stock Purchase Agreement dated January 12, 2000 (the "January 12, 2000 Restricted Stock Purchase Agreement");

     WHEREAS, as of the date hereof, 1,566,667 shares of the options subject to Option 1 have vested and 433,333 shares remain subject to the Company's right of repurchase in accordance with the terms and conditions of the January 12, 2000 Restricted Stock Purchase Agreement;

     WHEREAS, Employee was granted an option to purchase 300,000 shares of the Company's common stock (as adjusted for stock splits) on February 9, 2000 ("Option No. 2") pursuant to the Amendment to the New Focus, Inc. Nonstatutory Stock Option Agreement dated February 9, 2000 (the "February 9, 2000 Stock Option Agreement"), and subject to the terms and conditions thereof and of the Stock Option Plan;

     WHEREAS, Employee exercised Option No. 2 to purchase 300,000 shares of the Company's common stock, all of which shares were unvested, on February 9, 2000 pursuant to the New Focus, Inc. Restricted Stock Purchase Agreement dated January 12, 2000 (the "February 9, 2000 Restricted Stock Purchase Agreement") and subject to the terms and conditions thereof and of the Stock Option Plan;

     WHEREAS, as of the date hereof, 100,000 shares of the options subject to Option 2 have vested and 200,000 shares remain subject to the Company's right of repurchase, as provided for in the February 9, 2000 Restricted Stock Purchase Agreement (together with the Company's right of repurchase pursuant to the January 12, 2000 Restricted Stock Purchase Agreement, the "Repurchase Option"); and

     WHEREAS, in connection with the exercise of Option No. 1, Employee executed a promissory note and security agreement in favor of the Company on January 12, 2000 in the principal amount of $1,044,208 of which $957,097.66 remains outstanding and payable and, in connection with the exercise of Option No. 2, Employee executed a promissory note and security agreement in favor of the Company on February 9, 2000 in the principal amount of $375,000 of which $374,700 remains outstanding and payable (promissory notes, security agreements and all documents executed therewith referenced collectively as the "Notes").

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (jointly referred to as "the Parties") hereby agree as follows:

     1.   Consideration.
          -------------

          (a)  Salary. In addition to continuing Employee's base salary through
               ------
               December 31, 2001, the Company agrees to pay Employee the lump sum equivalent of eighteen months of Employee's base salary for a total of $375,000, less applicable withholding. This payment will be made to Employee within three (3) business days after the Effective Date of this Agreement.

          (b)  Bonus/Supplemental Release. Employee shall resign from his
               --------------------------
               employment with the Company effective December 31, 2001. The Company further agrees to pay Employee the lump sum equivalent of eighteen months of his annual bonus for a total of $225,000, less applicable withholding, provided that Employee executes the Supplemental Release attached hereto as Exhibit A and incorporated herein by this reference. This payment will be made to Employee within three (3) business days after the Effective Date of the Supplemental Release, and will not be made if Employee does not execute the Supplemental Release.

          (c)  COBRA. The Company further agrees to pay directly to the
               -----
               applicable carrier or provider COBRA payments for Employee and Employee's eligible family members for eighteen months beginning on January 1, 2002, provided Employee timely elects to continue his health insurance. Employee agrees to promptly notify the Company if he obtains alternative employment before the expiration of the eighteen-month period. The Company will cease making COBRA payments at that point.

          (d)  Stock.
               ------

                The Parties agree that for purposes of determining the
                    number of shares of the Company's common stock which have been released from the Company's Repurchase Option, as provided for in the January 12, 2000 and February 9, 2000 Restricted Stock Purchase Agreements and the January 12, 2000 and February 9, 2000 Stock Option Agreements, Employee shall be vested and the Repurchase Option shall have ceased as to the 633,333 unvested shares (the "Accelerated Shares") subject to the Company's Right of Repurchase as of the Effective Date. Employee acknowledges and agrees that because of this acceleration, he will have vested in and the Repurchase Option will have lapsed as to all 2,300,000 shares of the Company's common stock (as adjusted for stock splits) (the "Vested Shares"). All of the Vested Shares shall continue to be governed by the terms and conditions of the January 12, 2000 and February 9, 2000 Restricted Stock Purchase Agreements, the January 12, 2000 and February 9, 2000 Stock Option Agreements, and the Stock Option Plan. The Company further agrees that notwithstanding any provision of this Agreement or any other agreement to the contrary, at any time on or prior to the Maturity Dates of the Notes, Employee shall either (i) put an amount of Company shares he has held for at least six months beyond the vesting date of such shares to the Company to pay off the Notes or (ii) pay the Notes off in cash. The shares put to the Company shall be valued at the publicly traded price of the Company's common stock based upon the market close on the date preceding the put. Employee must execute the put by written direction to the

                    Company's Chief Financial Officer. The Company shall retain the Accelerated Shares and shall not deliver them to Employee until such time as the Notes have been paid in full. If Employee elects to put an amount of Company shares he has held for at least six months beyond the vesting date of such shares to the Company to pay off the Notes, then to the extent that the number of shares put to the Company in full payment of the Notes is less than the Accelerated Shares Employee may sell, pledge or otherwise transfer or assign such excess shares regardless of the restrictions imposed by Loan No. 2.If Employee elects to pay off the Notes with cash, Employee may sell, pledge or otherwise transfer or assign regardless of the restrictions imposed by Loan No. 2, a number of shares of the Company's common stock equal to the Accelerated Shares minus the number of shares that Employee would have had to put to the Company had Employee elected option (i) above on the date the Notes are paid in full. All other shares of the Company's common stock held by Employee shall continue to be subject to the conditions of Loan No. 2.
               (1) So long as the Notes have been paid in full and so long as Employee has terminated his trading plan, and notwithstanding the terms of Loan No. 2, Employee may sell any shares of the Company's common stock held by Employee and which serves as collateral under Loan No. 2 ("Collateral"), provided, however, that the proceeds of any such sale shall be applied to the unpaid principal, interest and any other amounts payable under Loan No. 2 as follows:
                    (a) fifty percent (50%) of the gross proceeds at a price per share of $5 or less; and (b) twenty-five percent (25%) of the gross proceeds at a price per share of more than $5. Employee shall issue to Employee's securities broker a payment authorization letter (the "Payment Authorization Letter"), in form and substance approved by the Company, which instructs such broker to pay to the Company, upon the sale of any Collateral, the applicable percentage of the gross proceeds. The Payment Authorization Letter shall also provide that the instructions in such letter may be rescinded only in a writing executed by Employee and the Company. Amounts shall be applied first to accrued interest and then to principal. Except as set forth herein, all the terms and conditions of Loan No. 2 shall remain in full force and effect and nothing in this Agreement shall have the effect of modifying or terminating any term of Loan No. 2.

          (e)  Extension of Maturity Event. The Company further agrees to extend
               ---------------------------
               the Maturity Event as defined in Loan No. 1 until June 30, 2004. The interest rate shall remain as stated in Loan No. 1 unless Employee provides a written quote acceptable to the Company and its accountants by December 30, 2001 based on his financial condition as of the date of the quote for an interest rate lower than that specified in Loan No. 1, in which case the Company shall adjust the interest rate on Loan No. 1 to the lower rate. In addition, after December 30, 2001, if Employee provides a bona fide written quote from one or more institutional lending sources, the Company agrees to adjust the interest rate as stated in Loan No. 1 to the quoted rate provided by Employee; provided, however, that the Company and its accountants in their sole and absolute discretion have determined that reducing the interest rate as stated in Loan No. 1 to the quoted rate provided by Employee will have no adverse accounting consequences to the Company; and provided further, that the Company shall only be obligated to adjust such interest rate once every six months. All costs associated with providing and verifying the quotes, including appraisal costs, shall be borne by Employee. If the Employee desires to pay off all or a portion of Loan No. 1 with funds borrowed from another institution or institutions in one or more transactions (the "Refinancings"), the Company agrees to pay up to an aggregate of $50,000, excluding points, of Employee's transaction costs associated with all such Refinancings. The June 30, 2002 Maturity Event as defined in Loan No. 2 will remain unchanged, as will the interest rate.

           (f) Outplacement Assistance. The Company further agrees to pay
               -----------------------
               Employee $20,000 to be used by Employee in his discretion for executive outplacement assistance , attorneys fees, investment counselors or the like.

           (g) Equipment. The Company will allow Employee to retain the current
               ---------
               laptop computer, monitor and PDA provided to him by the Company; provided, however, that Employee shall provide the laptop computer and PDA to the Company within three business days of the Effective Date of this Agreement so that all Company-related information can be permanently removed or deleted by the Company. Employee agrees not to copy, delete or remove any Company-related information from the laptop computer or PDA prior to the Company's inspection.

           (h) Transition. Employee agrees to cooperate with and provide his
               ----------
               good faith assistance to the Company in connection with the transition of his responsibilities and departure from the Company.

     2.    Payment of Salary. The Company shall pay Employee his accrued paid
           -----------------
time off at his current salary rate, and shall reimburse Employee for any business expenses incurred and submitted by Employee in accordance with Company policy. Employee acknowledges and represents that, with such payment and reimbursement, the Company has paid all salary, wages, bonuses, stock and stock options, accrued vacation, expenses, severance, commissions and any and all other benefits, reimbursements and compensation due to Employee.

     3.   Release of Claims.
          -----------------

          (a)  Employee's Release.  Employee agrees that the foregoing
               ------------------
consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents, employees, affiliates, divisions, subsidiaries, and predecessor and successor corporations. Employee hereby and forever releases the Company and its officers, directors, employees, managers, supervisors, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns ("the Releasees") from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

               (1) any and all claims relating to or arising out of Employee's employment relationship with the Company and the termination of that relationship;

               (2) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

               (3) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of any contract, agreement, or term sheet, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; failure of consideration; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; workers' compensation and disability benefits;

               (4) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Americans with Disabilities Act of 1990; the Fair Labor Standards Act; the Age Discrimination in Employment Act of 1967; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Restraining Notification Act; the California Fair Employment and Housing Act; and the California Labor Code;

               (5) any and all claims for violation of the federal, or any state, constitution;

               (6) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

               (7) any and all claims for attorneys' fees and costs; and

               (8) any and all claims relating to or arising under any loan or promissory note.

           (b) Company's Release. The Company agrees that in consideration of Employee's compliance with the terms of this Agreement, it does forever release Employee from and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Company may possess against Employee arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement. The Company's release and covenant not to sue do not extend to any obligations Employee has pursuant to Loan Nos. 1 or 2, the Notes or the Proprietary Information Agreement. Employee represents that he has not engaged in any intentional acts of misconduct or wrongdoing which could lead to legal liability to the Company or which would amount to acts of financial dishonesty for which the Company would be entitled to restitution.


The Company and Employee agree that the release set forth in this paragraph 3 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement or to any right Employee has to indemnity under the Indemnification Agreement or applicable law.

     4.    Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges
           ---------------------------------------------
that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to
                                                                     -----
executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.

     5.    California Civil Code Section 1542. The Parties represents that they
           ----------------------------------
are not aware of any claims by either of them other than the claims that are released by this Agreement. The Parties acknowledges that they have been advised to consult with legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE

               MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     The Parties, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     6.    No Future Lawsuits. The Parties represent that they do not intend to
           ------------------
bring any claims on behalf of themselves or on behalf of any other person or entity against the other party or any other person or entity referred to herein.

     7.    Company Information/Trading Windows. Employee agrees to abide by his
           -----------------------------------
continuing obligations under the Proprietary Information Agreement. Employee hereby grants consent to notification by the Company to any new employer about Employee's obligations under the Proprietary Information Agreement. Employee will continue to be subject to the Company's Insider Trading Policy until the Termination Date; provided, however, that the trading blackout windows set forth in the Company's Insider Trading Policy will not apply to Employee starting on the third trading day after the Company announces its third quarter 2001 results.

     8.    Confidentiality. The Parties agree to maintain in complete confidence
           ---------------
the existence of this Agreement, the contents and terms of this Agreement and the consideration for this Agreement (hereinafter collectively referred to as "Separation Information"). Except as required by law, the parties agree to disclose Separation Information only to those Company employees and Board members determined by the Company, attorneys, accountants, immediate family members, tribunals and governmental entities who have a reasonable need to know of such Separation Information, and to prevent disclosure of any Separation Information to other third parties. In addition, the Company may disclose Separation Information as required by the rules of the Securities and Exchange Commission and any other government agency. The Parties agree that there will be no publicity, directly or indirectly, concerning any Separation Information. Employee acknowledges and agrees that the confidentiality of the Separation Information is of the essence. Any individual breach of this provision or
               --------------
disclosure shall not excuse Employee from his obligations hereunder, nor permit him to make additional unauthorized remarks.

     9.    Cooperation/Insurance. Employee agrees that he will not knowingly
           ---------------------
counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Employee also agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or court order to the Company. Employee further agrees to provide his prompt and good faith assistance in response to any requests by the Company for information or assistance in connection with any disputes, differences, grievances, claims, charges, or complaints involving any of the Releasees. The Company agrees to compensate Employee at the rate of $1,500 per full day for his time providing such assistance, with the exception of cooperation he is required to provide to the Company under the Indemnification Agreement. This

Agreement is not intended to affect any right to coverage Employee has under the Company's director and officer insurance policy.

     10.   Non-Disparagement. Employee agrees to refrain from any defamation,
           -----------------
libel or slander of any of the Releasees, or tortious interference with the contracts and relationships of the Releasees. Employee further agrees he will not act in any manner that might damage the business of the Company or its employees or Board members. The Company agrees to refrain from any defamation, libel or slander of Employee, or tortious interference with the contracts and relationships of Employee. The Company's obligations shall extend only to its directors and executive staff.

     11.   No Admission of Liability. Employee understands and acknowledges that
           -------------------------
this Agreement constitutes a compromise and settlement of any and all potential disputed claims. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be: (a) an admission of the truth or falsity of any potential claims; or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.

     12.   Tax Consequences. The Company makes no representations or warranties
           ----------------
with respect to the tax consequences of the payment of any sums or other consideration provided to Employee under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of Employee's failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys' fees.

     13.   Breach. Employee acknowledges and agrees that any breach by Employee
           ------
of his release of claims and covenant not to sue (except as permitted by paragraph 4(e) herein), his obligations under paragraphs 9, 10 or 12 hereof, any provision of the Proprietary Information Agreement (not including the hiring by Employee's employer of a Company employee without Employee's involvement), , or paragraph 12 of the Loan and Security Agreement (except as permitted pursuant to paragraph 1(d)(2) above) , shall constitute a material breach of this Agreement and shall entitle the Company immediately to recover the consideration provided to Employee under this Agreement and to cease providing any additional consideration to Employee. Employee shall also be responsible to the Company for all costs, attorneys' fees and any and all damages incurred by the Company in:
(a) enforcing Employee's obligations under this Agreement, including the bringing of any suit to recover the monetary consideration, so long as the Company is the prevailing party, and (b) defending against a claim or suit brought or pursued by Employee in violation of this Agreement. Nothing in this paragraph implies that a breach by Employee of any other provision of this Agreement or any other document or agreement referenced herein is not a material breach.

     14.   Costs. The Parties shall each bear their own costs, expert fees ,
           -----
attorneys' fees and other fees incurred in connection with this Agreement, except as otherwise provided herein.

     15.  ARBITRATION.  THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT
          -----------
OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, BEFORE THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS CALIFORNIA EMPLOYMENT DISPUTE RESOLUTION RULES, OR BY A JUDGE TO BE MUTUALLY AGREED UPON. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE AWARDED ITS REASONABLE ATTORNEY'S FEES AND COSTS. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THEY ARE WAIVING ANY RIGHT TO A JURY TRIAL FOR ANY AND ALL CLAIMS COVERED BY THIS AGREEMENT.

     16.  Authority. The Company represents and warrants that the undersigned
          ---------
has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     17.  No Representations. Employee represents that he has had the
          ------------------
opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Employee has not relied upon any representations or statements made by the Company which are not specifically set forth in this Agreement.


     18.  Severability. In the event that any provision or any portion of any
          ------------
provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

     19.  Entire Agreement. This Agreement, including Exhibit A, represents the
          ----------------
entire agreement and understanding between the Company and Employee concerning Employee's employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company, with the exception of the Proprietary Information Agreement, the January 12, 2000 and February 9, 2000 Restricted Stock Purchase Agreements, the January 12, 2000 and February 9, 2000 Stock Option Agreements, the Stock Option Plan, the Notes, Loan Nos. 1 and 2 and the Indemnification Agreement, all of which remain in full force and effect to the extent not inconsistent with the terms of this Agreement.

     20.   No Oral Modification. This Agreement may only be amended in writing
           --------------------
signed by Employee and the Company's Chairman of the Board.

     21.   Governing Law. This Agreement shall be governed by the laws of the
           -------------
State of California.

     22.   Effective Date. This Agreement will become effective on the eighth
           --------------
day after its execution by all of the Parties, provided that Employee has not revoked the Agreement and that he has tendered his written resignation to the Company from the Company's Board of Directors and the boards of all other companies owned or controlled by the Company of which he is a member.

     23.   Counterparts. This Agreement may be executed in counterparts and by
           ------------
facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     24.   Voluntary Execution of Agreement. This Agreement is executed
           --------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

                  (a)      They have read this Agreement;

                  (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

              (c) They understand the terms and consequences of this Agreement and of the releases it contains;

              (d) They are fully aware of the legal and binding effect of this Agreement.

       IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                    NEW FOCUS, INC.


Dated: 10 Oct, 2001                 By /s/ R. Clark Harris
       -------                      ----------------------------------------
                                       R. Clark Harris, Chairman of the Board


                                    Kenneth E. Westrick, an individual


Dated: 10 Oct, 2001                   /s/ Kenneth E. Westrick
       -------                      --------------------------------------------
                                       Kenneth E. Westrick

Approved As To Form:

                                    WILSON SONSINI GOODRICH & ROSATI
                                    Professional Corporation


Dated:  10/15/01                    By /s/ Marina C. Tsatalis
        _____________                 __________________________________________
                                       Marina C. Tsatalis
                                       Attorneys for New Focus, Inc.


                                    FENWICK & WEST



Dated:  10/23/01                    By /s/ P. Garth Gartrell
        _____________                 __________________________________________
                                      P. Garth Gartrell
                                      Attorneys for Kenneth E. Westr

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                                    EXHIBIT A

                              SUPPLEMENTAL RELEASE
                              --------------------

       This Supplemental Release ("Supplemental Release") is made by and between New Focus, Inc. (the "Company") and Kenneth E. Westrick or the executor on behalf of Mr. Westrick's estate ("Mr. Westrick").

       NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Mr. Westrick (jointly referred to as "the Parties") hereby agree as follows:

       1.     Consideration. The Company agrees to pay Mr. Westrick $225,000,
              -------------
less applicable withholding, within three (3) business days of the Effective Date of this Supplemental Release.

       2.     Payment of Salary. The Company shall pay Mr. Westrick his accrued
              -----------------
paid time off at his current salary rate, and shall reimburse Mr. Westrick for any business expenses incurred and submitted by Mr. Westrick in accordance with Company policy. Mr. Westrick acknowledges and represents that, with such payment and reimbursement, the Company has paid all salary, wages, bonuses, stock and stock options, accrued vacation, expenses, severance, commissions and any and all other benefits, reimbursements and compensation due to Mr. Westrick.

       3.     Release of Claims. Mr. Westrick agrees that the foregoing
              -----------------
consideration represents settlement in full of all outstanding obligations owed to Mr. Westrick by the Company and its officers, managers, supervisors, agents, employees, affiliates, divisions, subsidiaries, and predecessor and successor corporations. Mr. Westrick hereby and forever releases the Company and its officers, directors, employees, managers, supervisors, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns ("the Releasees") from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Mr. Westrick may possess against any of the Releasees arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Supplemental Release including, without limitation,

                     (a) any and all claims relating to or arising out of Mr. Westrick's employment relationship with the Company and the termination of that relationship;

                     (b) any and all claims relating to, or arising from, Mr. Westrick's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

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                     (c)    any and all claims for wrongful discharge of
employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of any contract, agreement, or term sheet, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; failure of consideration; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; workers' compensation and disability benefits;

                     (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Americans with Disabilities Act of 1990; the Fair Labor Standards Act; the Age Discrimination in Employment Act of 1967; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Restraining Notification Act; the California Fair Employment and Housing Act; and the California Labor Code;

                     (e) any and all claims for violation of the federal, or any state, constitution;

                     (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

                     (g)    any and all claims for attorneys' fees and costs;
and

                     (h) any and all claims relating to or arising under any loan or promissory note.

       Mr. Westrick agrees that the release set forth in this paragraph 3 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Supplemental Release or to any right Mr. Westrick has to indemnity under the Indemnification Agreement or applicable law.

       4.     Acknowledgment of Waiver of Claims under ADEA. Mr. Westrick
              ---------------------------------------------
acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Mr. Westrick agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Supplemental Release. Mr. Westrick acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Mr. Westrick was already entitled. Mr. Westrick further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Supplemental Release;
(b) he has twenty-one (21) days within which to consider this Supplemental Release; (c) he has seven (7) days following the execution of this Supplemental Release by the parties to revoke the Supplemental Release; (d) this Supplemental Release shall not be effective until after the revocation period has

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expired; and (e) nothing in this Supplemental Release prevents or precludes Mr.
Westrick from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.

     5.   California Civil Code Section 1542. Mr. Westrick represents that he is
          ----------------------------------
not aware of any claims other than the claims that are released by this Supplemental Release. Mr. Westrick acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code
Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Mr. Westrick, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

     6.   No Future Lawsuits. Mr. Westrick represents that he does not intend to
          ------------------
bring any claims on behalf of himself or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

     7.   No Admission of Liability. Mr. Westrick understands and acknowledges
          -------------------------
that this Supplemental Release constitutes a compromise and settlement of any and all potential disputed claims. No action taken by the Company hereto, either previously or in connection with this Supplemental Release, shall be deemed or construed to be: (a) an admission of the truth or falsity of any potential claims; or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Mr. Westrick or to any third party.

     8.   Breach. Mr. Westrick acknowledges and agrees that any breach by Mr.
          ------
Westrick of his release of claims and covenant not to sue (except as permitted by paragraph 4(e) herein), shall constitute a material breach of this Supplemental Release and shall entitle the Company immediately to recover the consideration provided to Mr. Westrick under this Supplemental Release. Employee shall also be responsible to the Company for all costs, attorneys' fees and any and all damages incurred by the Company in: (a) enforcing Mr. Westrick's obligations under this Supplemental Release, including the bringing of any suit to recover the monetary consideration, so long as the Company is the prevailing party, and (b) defending against a claim or suit brought or pursued by Mr. Westrick in violation of this Supplemental Release. Nothing in this paragraph implies that a breach by Mr. Westrick of any other provision of this Supplemental Release is not a material breach.

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     9.   Authority. The Company represents and warrants that the undersigned
          ---------
has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Mr. Westrick represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     10.  No Representations. Mr. Westrick represents that he has consulted with
          ------------------
an attorney, and has carefully read and understands the scope and effect of the provisions of this Supplemental Release. Mr. Westrick has not relied upon any representations or statements made by the Company which are not specifically set forth in this Supplemental Release.

     11.  Severability. In the event that any provision or any portion of any
          ------------
provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Supplemental Release shall continue in full force and effect without said provision or portion of provision.

     12.  No Oral Modification. This Supplemental Release may only be amended in
          --------------------
writing signed by Mr. Westrick and the Company's Chairman of the Board.

     13.  Governing Law. This Supplemental Release shall be governed by the laws
          -------------
of the State of California.

     14.  Effective Date. This Supplemental Release will become effective on the
          --------------
eighth day after its execution by Mr. Westrick; provided that in no event will this Supplemental Release become effective prior to January 1, 2002; and provided that Mr. Westrick has not revoked the Supplemental Release.

     15.  Counterparts. This Supplemental Release may be executed in
          ------------
counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     16.  Voluntary Execution of Supplemental Release. This Supplemental Release
          -------------------------------------------
is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

          (a)  They have read this Agreement;

          (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice;

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          (c) They understand the terms and consequences of this Supplemental
     Release and of the releases it contains;

          (d) They are fully aware of the legal and binding effect of this Supplemental Release.


     IN WITNESS WHEREOF, the Parties have executed this Supplemental Release on the respective dates set forth below.

                                      NEW FOCUS, INC.


Dated:  December 31, 2001             By /s/ R. Clark Harris
                                         ---------------------------------------
                                         R. Clark Harris, Chairman of the Board


                                      Kenneth E. Westrick, an individual


Dated:  December 31, 2001             /s/ Kenneth E. Westrick
                                      __________________________________________
                                      Kenneth E. Westrick

Approved As To Form:

                                      WILSON SONSINI GOODRICH & ROSATI
                                      Professional Corporation

Dated:  October 15, 2001              By  /s/ Marina C Tsatalis
       -----------------                 ---------------------------------------
                                         Marina C. Tsatalis
                                         Attorneys for New Focus, Inc.


                                      FENWICK & WEST



Dated:  10/23/01                      By /s/ P.Garth Gartrell
       ----------                        ---------------------------------------
                                          P. Garth Gartrell
                                          Attorneys for Kenneth E. Westrick



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